

SilverBow Resources Corporate Presentation

August 2021

SilverBow RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/20. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SilverBow Investment Highlights

SBOW
LISTED
NYSE

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SBOW
LISTED
NYSE

SilverBow RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations across ~130,000 net acres spanning all commodity phase windows of the Eagle Ford Shale in South Texas



Dimmit
La Salle
Mc Mullen
Live Oak
Webb
Legend
SilverBow Acreage

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

Continued emphasis on debt paydown and free cash flow generation

Note: Acreage position as of 6/30/21

2Q21: Strong Operations Driving Performance

SBOW
LISTED
NYSE

2Q21 HIGHLIGHTS

Balance Sheet	*Reduced total debt by $72MM YoY, with 2Q21 leverage ratio(1) of 1.93x vs 2.50x at YE20*
Free Cash Flow(2)	*2Q21 FCF of $7MM; Increased FY21 guidance by 25% to range of $45-$55MM*
Low Cost Structure	*LOE, T&P and cash G&A below guidance ranges* *Total cash operating expenses below $1.00/Mcfe(3)*
Capital Efficiency	*Reduced D&C cost per lateral ft. by 5% YTD vs. 2020* *Completed 17% more stages per day YTD vs. 2020*
Operations & Safety	*Drilled four-well pad in 25 days, or ~6 days per well* *Maintained streak of zero total recordable incidents*

2Q21 Leverage Ratio below 2.0x; FY21 FCF expected to be $45-$55 million

(1) Refer to Appendix for calculation of Adjusted EBITDA for Leverage Ratio
(2) Refer to Appendix for calculation of Free Cash Flow. Percentage increase based on midpoint of FY21 guidance
(3) Total cash operating expenses include LOE, T&P, production taxes and cash G&A

SBOW LISTED NYSE

Deliberate and Patient Approach to A&D

Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford

Lake Washington

Strategic sale of East Louisiana field to focus on Eagle Ford

Gas Expansion

Acquired assets growing Eagle Ford position by adding 35,000+ net acres

Gas Expansion

Acquired producing gas assets and divested non-core liquids acreage

La Mesa Expansion

Acquired incremental interest and acreage to add Eagle Ford and Austin Chalk locations

2016 | 2017 | 2018 | 2019 | 2020 | 2021

Olmos

Sale of South Texas assets for $35MM

Liquids Expansion

Acquired oil assets close to existing SBOW liquids position

Liquids Expansion

Acquired acreage in Dimmit County with oil and Austin Chalk upside

La Mesa Entry

Acquired prolific Webb County dry gas acreage at low entry cost

Creating balanced portfolio of inventory while living within cash flow

2021: Key Objectives & Looking Ahead

SBOW LISTED NYSE

Key Objectives

Grow production and EBITDA while living within cash flow

Expand high-return inventory through Austin Chalk development and A&D

Drive peer-leading capital efficiency and cost structure

De-lever balance sheet through debt reduction and cash flow

3Q21 Preview

OPERATIONS

Completing 11 wells

Additional Austin Chalk wells planned

CAPEX

Majority of remaining full year D&C spend incurred in 3Q21

OPTIONALITY

4 Webb County gas wells DUC to 2022

Participating in 3 gross non-op gas wells

FY21 Outlook

OPERATIONS

12% production growth

Increase operational efficiency

CAPEX

Flexible spending across balanced commodity mix

~70% re-investment rate(1)

FCF

$45-$55MM full year FCF(2)

Year-end leverage ratio below 1.75x

Accelerated liquids-rich development further improves FCF and leverage estimates

(1) Re-investment rate defined as Capex / (Adjusted EBITDA less cash interest expense)

(2) Refer to Appendix for calculation of Free Cash Flow

2021: Operational & Financial Summary

SBOW
LISTED
NYSE

Operations

Eagle Ford Drilling Program

Focus on capital efficiencies delivers on long-term strategy

- ~90% of capital program allocated to D&C
  - Drill: 18 net wells[1]
  - Complete: 20 net wells[1]
- Re-investment rate[2] of ~70% of cash flow
- Continue improving cycle times for both D&C
- Ability to adjust cadence of operations real time

Capital Budget

2021 Capital Budget of $115-$130 MM

Plan retains flexibility to reallocate capital based on prevailing commodity prices

- Webb County Gas
- La Salle Condensate
- McMullen Oil
- Non-Op Webb County Gas
- Land
- Facilities, Optimization & Other[3]



34%
39%
10%
5%
2%
10%
~90%
D&C

Statistics

FY21 Production: 200-210 MMcfe/d

Modest YoY production growth



(MMcfe/d)
183
205
12%
FY20
FY21

FY21 FCF: $45-$55 MM

25% increase from prior guidance



$40
$50
25%
Prior
Current

Lowering FY21 Per Unit Guidance

Cost savings and efficiencies



($/Mcfe)
(6%)
$0.32
$0.36
$0.31
$0.33
LOE
T&P
Prior
Current

Flexible capital allocation provides for real-time optimization

Note: Metrics shown based on midpoint of full year guidance

(1) Includes three gross (one net) non-operated well(s) SilverBow has elected to participate in

(2) Re-investment rate defined as Capex / (Free Cash Flow plus Capex) for given period

(3) Facilities, Optimization & Other capital includes ~$4 million in capitalized G&A

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Total Debt / LTM Adjusted EBITDA(1): 1.93x

De-Levering the Balance Sheet(1)


3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
Improving Leverage Ratio
2.50x
2.51x
2.08x
1.93x
3Q20
4Q20
1Q21
2Q21

Debt Maturity Schedule(2)


($MM)
$400
$300
$200
$100
$0
No near-term debt maturities
Undrawn
$102
Credit Facility $198
2nd Lien $200
2021
2022
2023
2024
2025

Expect to continue to reduce revolver borrowings and leverage ratio

(1) LTM Adjusted EBITDA for period ending 2Q21 includes $25.8 million of proceeds from the amortization of previously unwound derivatives in 1Q20. LTM Adjusted EBITDA for covenant compliance for 2Q21 = $206.3 million

(2) Credit facility borrowings as of 6/30/21

Balanced Portfolio Provides Optionality

SBOW LISTED NYSE

Commentary

- Development strategy has pivoted between gas and oil focus over last 18 months as prices fluctuate
- Commodity price increase expands portfolio
- 34% of total production remains unhedged for 2021, greater use of collars to maintain price upside
- 2Q drilling program focused on liquids-rich assets; 3Q drilling program focused on Webb County gas assets

Acceleration of 2021 development schedule maximizes cash flow through 2022

Diversified Asset Base



N
40,000 net liquids acres
~30% of total acreage
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
90,000 net gas acres
~70% of total acreage
0
12.5
25
50
Miles
Legend
SilverBow
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Commodity Pricing



($/Bbl)
($/MMBtu)
$80
$70
$60
$50
$40
$30
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Oil (Jul-21)
Oil (Jul-20)
Gas (Jul-21)
Gas (Jul-20)

Revenue Split by Commodity



($MM)
$100
$80
$60
$40
$20
$0
100%
80%
60%
40%
20%
0%
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2019
2020
2021
Liquids Revenue
Gas Revenue
% Revenue From Gas

Uniquely positioned to capitalize on both commodities within the same basin

Source: Company data, Bloomberg, FactSet

Top-Tier Dry Gas Assets

SBOW
LISTED
NYSE

U.S. Onshore Gas Plays – 15% Full-Cycle IRR Gas Breakeven Prices[1]



($/Mcf)
SBOW's Webb County Dry Gas is among the highest quality across all U.S. gas basins
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.81
$2.06
$2.13
$2.31
$2.41
$2.49
$2.57
$2.61
$2.80
$2.96
$3.08
$3.11
$3.20
$3.25
$3.31
$3.32
$3.35
$3.79
$4.07
$4.84
Marcellus Shale - North East PA - Dry
Marcellus Shale - NE Upper Marcellus
Marcellus Shale - Southwest PA - Dry
Haynesville - N LA Core - Long Laterals
SBOW - Webb County Dry Gas(2)
Utica Shale - Dry Gas Ohio
Marcellus Shale - WV Dry
Haynesville - N LA Core - Standard Laterals
Marcellus Shale - Central PA
Marcellus Shale - Southwest PA - Wet
Utica Shale - Wet Gas
Cotton Valley - Horizontal
Fayetteville
Terryville
Marcellus Shale - WV Rich
Marcellus Shale - Southwest PA - Super Rich
Barnett Core
Rockies - Piceance
Arkoma Woodford
SCOOP Woodford Condy

SBOW's returns are top quartile in an improving natural gas environment

Sources: J.P. Morgan equity research estimates; Bloomberg; internal estimates

(1) J.P. Morgan analysis based on 15% pre-tax well-head full-cycle returns criteria; IP and decline curves aggregated based on company and state reported production data. Assumes 10% service cost deflation (D&C capex); LOE held flat; G&A and T&P expense included

(2) Internal analysis using consistent methodology to calculate breakeven gas price

SilverBow Leads Pack in Top 50 Gas Wells

SBOW
LISTED
NYSE

Top 50 Wells First 3 Mo Cum Gas Production



(MMcf)
1,500
1,200
900
600
300
0
SilverBow (25)
SilverBow – La Mesa (11)
Other Operators (14)
Benchmarks
Top 50 Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average
5
10
15
20
25
30
35
40
45
50

Top 50 Eagle Ford Gas Locations



Legend
SilverBow
SilverBow – La Mesa
Other Operators
La Salle
McMullen
Live Oak
Webb
Jim Wells
Duval

SBOW has drilled 36 of top 50 Eagle Ford gas wells; 11 of SBOW's 12 La Mesa wells in top 50

Source: RSEG/Enverus, Company data

Note: Western/Eastern Dry Gas Eagle Ford Wells: First 3 month cumulative gas production. Data as of 7/28/21

Accretive Acquisition: La Mesa

SBOW LISTED NYSE

Transaction Overview

- Subsequent to 2Q21, SilverBow acquired:
  - Incremental interest in 12 La Mesa PDP wells (12.5% to 20% WI)
  - Incremental interest in future AC wells over current La Mesa lease (12.5% to 20% WI)
  - New acreage lease on 640 acres adjacent to La Mesa
- Total Consideration: $24 million, combination of cash and stock
- Closing: August 2021

Map



New Acreage
6 LEF / 6 UEF / 4 AC
La Mesa
12 PDP wells
4 AC locations
SilverBow
Legend

Acquisition Highlights

Key Asset Statistic	
Net Acres	848
June 2021 Net Production (MMcf/d)	~10 (100% gas)
Horizontal PDP wells (WI / NRI)	12 (16% / 12%)
LEF / UEF Locations (WI / NRI)	12 (100% / 75%)
AC Locations (WI / NRI)	8 (58% / 44%)
IRR(1)	80% - 100%
2021E EBITDA ($MM)(1)	$9.5

La Mesa Net Gas Production: Past and Present



(MMcf/d)
SilverBow
Incremental PDP WI
Combined Dev
Nov 2019
First
La mesa pad
online
Mar 2021
Second
La mesa pad
online
Aug 2021
Acquired
Incremental
Working
Interests
Mar 2022
Future 6
well pad
Mar 2023
Future 6
well pad
100
80
60
40
20
0
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24

(1) At 7/15/21 strip pricing

Webb County Austin Chalk

SBOW LISTED NYSE

Commentary

- Successfully completed initial test at Rio Bravo
- Currently working further delineation options
- Single well delivered at $6.0 million, expect to achieve $5.5[1] million or better development well cost
- Achieved an IP30 of 13 MMcf/d; 1.85 Bcf in first 165 days with continued shallow decline
- Over 60 potential development locations across acreage position yielding more than 2 rig-years of drilling inventory

Drilling additional Austin Chalk locations this year given attractive economics of initial well

Austin Chalk Activity Map[3]


Dimmit
SM
La Salle
SBOW
EOG
Webb
SBOW AC Well
Rio Bravo 201H
IP30: 13 MMcf/d
0
5
10
20
Miles

Rio Bravo 201H Daily Production[1]


MMcf/d
14
12
10
8
6
4
2
0
0
20
40
60
80
100
120
140
160
180
Producing Days

Price Sensitivity of IRRs at Development Capex[2]


100%
75%
50%
25%
0%
$2.50/Mcf
$2.75/Mcf
$3.00/Mcf

(1) Production as of 7/28/21, plots have been updated to exclude first 7 days of flowback
(2) Assuming multi-well pad development
(3) Source: RSEG/Enverus, Company data

SBOW LISTED NYSE

Strong Well Results Across Acreage Position

A La Mesa II
6 Well Pad (La Mesa)
30-day rate: 84 MMcf/d
100% Gas

A DVO
15,899 net acres
100% W.I.
Liquids (%): 78%

B La Salle Condensate
12,223 net acres
(88% - 100%) W.I.
Liquids (%): 57%

C AWP
51,441 net acres
100% W.I.
Liquids (%): 55%

B Rio Bravo Austin Chalk
Single Well (Rio Bravo)
30-day rate: 13 MMcf/d
100% Gas

1 La Mesa I
6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

2 Fasken Upper EF
3 Well Pad (Fasken)
30-day rate: 23 MMcf/d
100% Gas

3 NMC
Single Well (Oro Grande)
30-day rate: 11 MMcf/d
100% Gas

4 Bracken
2 Well Pad (AWP)
30-day rate: 19 MMcfe/d
87% Gas

5 GKT
2 well pad (Uno Mas)
30-day rate: 25 MMcfe/d
97% Gas



A
B
C
D
E
F
Dimmit
La Salle
Live Oak
McMullen
Duval
Webb
0
10
20
40
Miles

1 Crisp
3 Well Pad (Artesia)
30-day rate: 2,582 Boe/d
70% Liquids

2 Briggs
3 Well Pad (Artesia)
30-day rate: 2,930 Boe/d
75% Liquids

3 Kuykendall
3 Well Pad (AWP)
30-day rate: 1,621 Boe/d
89% Liquids

4 Discher
2 Well Pad (AWP)
30-day rate: 1,684 Boe/d
74% Liquids

5 SMR
3 Well Pad (AWP)
30-day rate: 1,825 Boe/d
90% Liquids

D Webb County Gas
8,362 net acres
(64% - 100%) W.I.
Gas (%): 100%

E Oro Grande
37,147 net acres
100% W.I.
Gas (%): 100%

F Uno Mas
5,715 net acres
100% W.I.
Gas (%): 96%

Focused on creating value across the Western Eagle Ford

Note: As of 6/30/21. Average working interest shown for each area. Numbers may not tie to overall acreage figure due to rounding

Eagle Ford Operational Execution – Drilling Metrics

SBOW
LISTED
NYSE

Drilling Cost Efficiencies
Cost per Lateral Ft. (1)



$362
$276
$194
$191
2018
2019
2020
2021

Drilling Faster
Lateral Ft Drilled per Day (2)



537
709
1,020
1,225
2018
2019
2020
2021

Decrease in Drill Costs (2021 / 2018) **-47%**

Increase in Lateral Feet Drilled per Day (2021 / 2018) **+128%**

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)
Note: Drilling metrics include all Eagle Ford wells from 2018-2021
(1) Cost to drill per lateral foot (total well cost divided by lateral length)
(2) Total lateral drilled per day, spud to rig release

Eagle Ford Operational Execution – Completion Metrics

Completion Cost Efficiencies
Completion Costs ($MM) [1]


$5.1
$3.9
$3.5
$3.4
2018
2019
2020
2021

Completing Faster
Stages Completed per Day [2]


4.4
9.2
9.9
11.6
2018
2019
2020
2021

Completing Faster
CLAT Completed per Day [3]


878
1,777
1,848
2,229
2018
2019
2020
2021

More Proppant Per Day
Proppant Pump per Day (1000 #) [4]


2,312
4,548
5,132
5,543
2018
2019
2020
2021

Decrease in Completion Cost (2021 / 2018)	**-33%**
Increase in Number of Stages per Day (2021 / 2018)	**+164%**
Increase in CLAT Completed per Day (2021 / 2018)	**+154%**
Increase in Total Proppant Pumped per Day (2021 / 2018)	**+140%**

Note: Completion metrics include all Eagle Ford wells from 2018-2021

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback

(2) Stages completed per day per pad, frac start to frac end

(3) CLAT stimulated per day, per well

(4) Average amount of proppant pumped per day (thousand of #s pumped)

SBOW LISTED NYSE

Track Record of Performance & Managing Cycles

Revenue



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
($20)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$83
$78
$66
$43
$54
$55
$82
$62
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Oil & Gas Sales
Hedges
Per Unit

LOE



($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.6
$5.7
$5.8
$5.0
$5.2
$5.3
$6.3
$5.6
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
LOE
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$6.0
$4.8
$3.6
$2.4
$1.2
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.5
$4.6
$4.7
$5.0
$4.8
$3.6
$3.7
$3.7
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Cash G&A
Per Unit

Adjusted EBITDA(1)



($MM)
($/Mcfe)
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$62.9
$57.6
$46.0
$32.7
$45.1
$47.5
$66.9
$46.7
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Note: 2Q20, 3Q20 and 4Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA for 2Q20 through 2Q21 includes proceeds from the amortization of previously unwound derivative contracts in 1Q20

Built to Deliver Strong Margins at Low Prices

SBOW LISTED NYSE

Corporate Cash Margin

($/Mcfe)



$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.79
$3.62
$3.18
$3.30
$3.19
$3.34
$5.05
$3.19
$2.44
$2.29
$1.82
$1.48
$1.71
$1.94
$3.51
$1.73
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21(1)
2Q21
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility in February 2021

Top Quartile Metrics Compared to Gas E&Ps

SBOW LISTED NYSE

2021 FCF Yield(1)



35%
30%
25%
20%
15%
10%
5%
-
Peer Group Avg. (Excl. SBOW): 16%
Peer A
SBOW(2)
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J

Cash flow generation and capital discipline driving double digit FCF yield

Source: FactSet, RSEG/Enverus. Company filings and press releases. Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, Chesapeake Energy, CNX Resources, Comstock Resources, EQT Corporation, Gulfport Corporation, Range Resources, Southwestern Energy, Vine Energy

(1) FCF Yield = 2021 FCF / Market Cap as of 6/15/21. Peer FCF per latest NAV Enverus report defined as EBITDA less capex less interest expense using pricing as of 6/15/21

(2) Based on midpoint of full year guidance

ESG: At the Core of Our Business

TOP WORK PLACES 2020 HOUSTON CHRONICLE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG and methane emissions
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to reduce gas flaring
- Joined American Petroleum Institute's "The Environmental Partnership"

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Rewards and recognizes performance through quarterly 'MVP' employee and other excellence awards
- "Leads the Way" through SBOW Cares – feeding the hungry, serving the military and supporting education
- Displays dedication to our employees through benefits, training, and other environment improvements

SBOWay — ONE TEAM · UNLEASH POTENTIAL · DRIVE VALUE · LEAD THE WAY · SAFETY STRONG

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~98% support in 2021
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong":1,200+ days since last incident Company-wide
- 3-Yr Avg. TRIR[(1)] of 0.20; 2020 TRIR of 0.00
- COVID-19 safety protocols focus on keeping employees and contractors safe and aware

SilverBow RESOURCES Cares

SilverBow is dedicated to working with, and caring for, the communities where we work, operate and live as "One Team" through charitable giving and volunteer opportunities. SBOW Cares is the philanthropic arm of our Company through which our employees serve those around us.

Corporate headquarters designed around remote flexibility and work-life balance

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

Leading "E"SG in the Eagle Ford


2019 Eagle Ford Operator Emission Intensity
(Kg CO_2e per Boe)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Leader in equivalent emissions intensity across all Eagle Ford operators
SBOW 60% below Eagle Ford average emission intensity
Peer Average = 26.3
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
SBOW
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Peer 23
Peer 24
Peer 25
Peer 26
Peer 27

SBOW is one of the lowest emitting operators in the Eagle Ford

Source: Enverus. Peers includes public and private Eagle Ford operators with available data from 2019. Peers (in alphabetical order) include: Apache, BP, Callon, Chesapeake, Chevron, ConocoPhillips, Devon, Earthstone, Ensign, EOG, EP Energy, Escondido, EXCO Resources, GeoSouthern, Hawkwood, Lewis, Lonestar, Marathon, Matador, Mesquite, Murphy, Ovinitiv, Penn Virginia, Repsol, SM Energy, Trinity, Venado

Eagle Ford: Geographically Advantaged

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

Sources of Demand Growth

- LNG exports have rebounded in 1H21 to average 10.5 Bcf/d vs 7.5 Bcf/d in 1H20
- Opportunity related to 78 GW of coal and 8 GW of nuclear capacity projected retirements (2021-2025)
- Post-COVID recovery of industrial, commercial and petrochemical demand


Petrochem. Complex
LNG Exports
Mexico Exports

1H 2021 Texas Gulf Coast Oil Differentials


Cushing (WTI)
$57.36
Texas
Midland
Eagle Ford
MEH
Differential to WTI
$0
$2
$4
MEH
$1.24
Midland
$0.70

1H 2021 Natural Gas Pricing & Differentials


Rockies
$2.52
($0.24)
$2.68
($0.08)
San Juan
Panhandle
$2.56
($0.20)
$2.63
($0.13)
Waha
HSC
$2.80
$0.04
Transco
$2.72
($0.04)
Marcellus
$2.14
($0.62)
Henry Hub
$2.76
Legend
Price
Diff.

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

Gulf Coast market (HSC) yielding $0.08/Mcf to $0.66/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing

Realized Oil Prices


95% of WTI Average Over Last 8 Quarters
($/Bbl)
(% of WTI)
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
-
120%
100%
80%
60%
40%
20%
-
101%
98%
98%
86%
92%
91%
96%
96%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Realized Oil Price
Benchmark Avg
Realized Oili % of WTI

Realized Gas Prices


111% of HH Average Over Last 8 Quarters
($/Mcf)
(% of HH)
$5.00
$4.00
$3.00
$2.00
$1.00
-
200%
160%
120%
80%
40%
-
104%
96%
98%
99%
100%
101%
185% (1)
104%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices close to NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Active Hedging Program to Protects Returns

SBOW
LISTED
NYSE

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
    - Systematically add hedges on a rolling 24-month basis
  - Hedge volumes for 2021 cover 79% and 66% of expected oil and gas production, respectively

Oil Hedging



(Bbls/d)
($/Bbl)
4,500
3,750
3,000
2,250
1,500
750
0
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2021 2022 2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Natural Gas Hedging(1)



(Mcf/d)
($/MMBtu)
120,000
100,000
80,000
60,000
40,000
20,000
0
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2021 2022 2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Poised to benefit from an improved strip while preserving upside exposure

Note: Hedge portfolio as of 7/30/21. Refer to Hedging Summary for additional details
2021 percentage hedged represents percent of expected oil and gas production hedged based on 2H21 implied production guidance
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

SilverBow's Navigation Framework

SBOW LISTED NYSE

Today's E&P Industry is…

Capital Intensive | **Exposed to Uncertain Commodity Prices** | **Fragmented, Debt Burdened**

To Succeed, SBOW Focuses on the Following Characteristics

Focus on Returns

- Aligning capital investment with commodity prices
- Increasing operational efficiencies and well performance
- ROCE(1) (non-GAAP) for LTM 2Q21 of 21%

Capital Discipline

- Capital spending within cash flow
- Flexible development program, minimal long-term commitments
- Aggressively managing cost structure

Single-Basin Approach

- Eagle Ford exposed to favorable Gulf Coast pricing vs. other basins
- In-depth focus on existing acreage block provides for low-cost structure and accretive A&D opportunities

Financial Discipline

- 7 out of the past 8 quarters with positive free cash flow
- Prioritization of debt paydown and liquidity
- Emphasis on risk-mitigation through hedging program

Creating Significant Value for Shareholders

(1) Return on Capital Employed (ROCE) = EBIT / Average Capital Employed. Refer to Appendix for calculation of ROCE

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Peer-leading cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2021 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	3Q20	4Q20	FY20	1Q21	2Q21	3Q21	FY21
Production Volumes:							
Oil (Bbls/d)	5,127	4,655	4,157	3,497	2,745	3,600 - 3,850	3,650 - 3,900
Gas (MMcf/d)	129	130	139	140	174	156 - 168	155 - 163
NGL (Bbls/d)	3,773	3,248	3,043	3,169	3,645	3,800 - 4,000	3,800 - 4,000
Total Reported Production (MMcfe/d)	**183**	**178**	**183**	**180**	**213**	200 - 215	200 - 210
% Gas	*71%*	*73%*	*76%*	*78%*	*82%*	*78%*	*78%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($3.45)	($3.63)	($1.42)	($2.34)	($2.45)	($4.00) - ($1.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.00	$0.01	($0.01)	$2.29	$0.10	($0.01) - $0.03	NA
Natural Gas Liquids (% of WTI)	31%	37%	33%	39%	33%	37% - 41%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.31	$0.33	$0.32	$0.39	$0.29	$0.30 - $0.34	$0.31 - $0.35
Transportation and Processing ($/Mcfe)	$0.30	$0.27	$0.31	$0.31	$0.32	$0.30 - $0.34	$0.29 - $0.33
Production Taxes (% of Revenue)	5.5%	5.6%	5.9%	4.0%	5.1%	4.5% - 5.1%	4.4% - 4.9%
Cash G&A ($MM)	$4.8	$3.6	$18.0	$3.7	$3.7	$4.0 - $4.5	$16.0 - $17.0

Increased FY21 free cash flow[(1)] guidance to $45-$55 million

Note: Table represents as-reported figures

(1) Refer to Appendix for calculation of Free Cash Flow

Consistent Results Establish Credibility


= GUIDANCE RANGE
= CONSENSUS
= ACTUAL RESULTS
SBOW
LISTED
NYSE
Production (MMcfe/d)
2Q21
201
213
1Q21
168
179
4Q20
170
183
Operating Costs ($/Mcfe)
2Q21
$0.64
$0.72
1Q21
$0.69
$0.77
4Q20
$0.61
$0.69
Cash G&A Expense ($MM)
2Q21
$4.0
$4.5
1Q21
$4.0
$4.5
4Q20
$4.4
$4.8

SBOW has repeatedly beat its guidance and consensus metrics

Note: Guidance ranges and analyst consensus estimates going into each quarter. Operating costs include LOE and T&P

Capital Structure & Credit Profile

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due Apr-24)**
  - $300 million borrowing base
  - $198 million outstanding
  - LIBOR (50 bps floor) + 3.25%-4.25%
  - 8 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.25x
- **Second Lien Facility (due Dec-24)**
  - $200 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 12.198 million shares as of 7/30/21

Capitalization[1]

($MM, except per unit amounts)

Share Price (7/30/21)	$19.82
Shares Outstanding (7/30/21)	12.198
Equity Market Capitalization	**$241.8**
Plus: Revolving Credit Facility	$198.0
Plus: Second Lien	200.0
Less: Cash and Cash Equivalents	2.1
Enterprise Value	**$637.7**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA[3]	$206	3.09x
EV / Proved Reserves ($/Mcfe)[2]	1,140	$0.56
EV / 2Q21 Production ($/Mcfe/d)	213	$2,996

Credit Statistics	*Metric*	*Multiple*
Total Debt / LTM Adjusted EBITDA[3]	$206	1.93x
Proved PV-10 / Total Debt[2]	$1,058	2.66x
PDP PV-10 / Total Debt[2]	$635	1.60x

Straightforward capital structure with improving metrics

(1) Cash and debt balance as of 6/30/21
(2) Reserves and PV-10 as of 12/31/20 and based on $60.00/Bbl and $3.00/MMBtu
(3) LTM Adjusted EBITDA includes $25.8 million of proceeds from the amortization of previously unwound derivatives for period ending 2Q21. LTM Adjusted EBITDA for covenant compliance for 2Q21 = $206.3 million

SBOW LISTED NYSE

Hedging Summary

Current Hedge Position[1]

	3Q 2021 (3 Months)	4Q 2021 (3 Months)	1Q 2022 (3 Months)	2Q 2022 (3 Months)	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)
NYMEX HH GAS								
Swaps								
Gas (MMBtu)	940,000	1,520,000		3,795,000	4,142,100	2,760,000		
Wt Avg Price	$3.51	$3.67		$2.99	$3.02	$3.14		
Collars								
Gas (MMBtu)	8,185,175	8,991,000	8,465,000	5,246,500	4,899,000	5,925,076	5,647,000	2,275,000
Wt Avg Floor	$2.35	$2.61	$2.72	$2.15	$2.39	$2.52	$2.70	$2.40
Wt Avg Ceiling	$2.81	$2.98	$3.36	$2.60	$2.72	$2.99	$3.21	$2.84
NYMEX WTI OIL								
Swaps								
Oil (Bbl)	197,759	272,662	223,455	136,500	246,100	184,000	81,900	
Wt Avg Price	$52.85	$57.50	$49.32	$56.66	$49.63	$54.84	$55.70	
Collars								
Oil (Bbl)	90,620	84,640	40,500	115,850				36,400
Wt Avg Floor	$34.34	$34.70	$40.00	$39.25				$56.00
Wt Avg Ceiling	$39.87	$41.01	$45.55	$46.20				$63.20
NGL								
Swaps								
NGLs (Bbl)	192,320	192,320	90,000	45,500	46,000	46,000		
Wt Avg Price	$24.26	$24.26	$24.92	$26.32	$26.32	$26.32		
Oil Basis								
Swaps								
MEH-WTI (Bbls)	262,200	241,500						
Wt Avg Price	$1.27	$1.28						
Swaps								
CMA Roll (Bbls)	253,000	241,500	216,000	218,400	220,800	220,800		
Wt Avg Price	($0.34)	($0.33)	$0.09	$0.09	$0.09	$0.09		
Gas Basis								
Swaps								
HH-HSC (MMBtu)	10,120,000	11,040,000	6,300,000	2,730,000	2,760,000	2,760,000		
Wt Avg Price	($0.02)	($0.01)	$0.05	($0.06)	($0.06)	($0.06)		

Note: Hedge portfolio as of 7/30/21

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics)	2020			2021	
	3Q	4Q	FY	1Q	2Q
Net Income / (Loss)	($6,896)	$9,348	($309,382)	$28,380	($19,951)
Plus:					
DD&A	13,975	13,434	64,564	13,393	16,039
Accretion of ARO	90	91	354	75	74
Interest Expense	7,444	7,352	31,228	7,019	7,436
Write-down of Oil & Gas Properties	-	-	355,948	-	-
Derivative (Gain) / Loss	12,944	5,580	(61,304)	18,259	46,067
Derivative Cash Settlements	7,938	1,143	39,424	(4,782)	(8,060)
Income Tax Expense / (Benefit)	(572)	304	20,911	-	-
Non-cash Equity Compensation	1,066	1,054	4,557	1,070	1,189
Adjusted EBITDA	**$35,989**	**$38,306**	**$146,300**	**$63,414**	**$42,794**
Plus:					
Monetized Derivative Contracts	-	-	38,310	-	-
Cash Interest Expense & Bank Fees, Net	(7,284)	(6,639)	(28,929)	(6,424)	(9,259)
Capital Expenditures[1]	(20,191)	(19,541)	(95,241)	(32,961)	(26,157)
Current Income Tax (Expense) / Benefit	572	-	480	-	-
Free Cash Flow	**$9,086**	**$12,126**	**$60,920**	**$24,029**	**$7,378**
Adjusted EBITDA	**$35,989**	**$38,306**	**$146,300**	**$63,414**	**$42,794**
Plus:					
Amortization of Derivative Contracts	9,099	9,239	25,075	3,530	3,928
Adjusted EBITDA for Leverage Ratio[2]	**$45,088**	**$47,545**	**$171,375**	**$66,944**	**$46,722**

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes $3.9 million of proceeds from the amortization of previously unwound derivative contracts for 2Q21. Adjusted EBITDA for covenant compliance for the 12 months ended 6/30/21 is $206.3 million

Calculation of Return on Capital Employed (“ROCE”)

SBOW LISTED NYSE

($000s, except per unit metrics)	6/30/21 LTM	6/30/20 LTM
Net Income / (Loss)	**$10,881**	**$92,745**
Plus:		
DD&A	56,841	97,550
Accretion of ARO	330	333
Interest Expense	29,251	36,209
Write-down of Oil & Gas Properties	-	95,606
Derivative (Gain) / Loss	82,850	(116,551)
Derivative Cash Settlements	(3,761)	36,374
Income Tax Expense / (Benefit)	(268)	(23,054)
Non-cash Equity Compensation	4,379	5,717
Adjusted EBITDA	**$180,503**	**$224,929**
Less: DD&A	(56,841)	(97,550)
Adjusted EBIT (A)	**$123,662**	**$127,379**
Total Debt	$490,000	$473,000
Shareholder's Equity	181,957	358,884
Capital Employed - Beginning of 12-Month Period	**$671,957**	**$831,884**
Total Debt	$398,000	$490,000
Shareholders' Equity(1)	101,238	181,957
Capital Employed - End of 12-Month Period	**$499,238**	**$671,957**
Average Capital Employed (B)(2)	**$585,598**	**$751,921**
Return on Capital Employed (ROCE) (A / B)	**21%**	**17%**

Note: Capital Employed - Beginning of 12-Month Period represents End of 12-Month Period balance sheet

(1) Shareholders' equity excludes write-down of oil and gas properties

(2) B = Average of Beginning of 12-Month Period and End of 12-Month Period

Calculation of Cash General & Administrative Expenses

($000s, except per unit metrics)	2020			2021	
	3Q	4Q	FY	1Q	2Q
General and administrative, net	$5,833	$4,682	$22,608	$4,782	$4,834
Less:					
Non-cash Equity Compensation	(1,066)	(1,054)	(4,557)	(1,070)	(1,189)
Cash general and administrative, net	$4,767	$3,628	$18,051	$3,712	$3,645
General and administrative, net (per Mcfe)	$0.35	$0.29	$0.34	$0.29	$0.25
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.07)	($0.07)	($0.07)	($0.06)	($0.06)
Cash general and administrative, net (per Mcfe)	$0.28	$0.22	$0.27	$0.23	$0.19

Note: Table represents as-reported figures

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2020, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2020 average adjusted prices after differentials were $2.13 per Mcf of natural gas, $37.83 per barrel of oil and $11.66 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2020)	**2020**
Standardized Measure of Discounted Future Net Cash Flows	$513
Future Income Taxes (Discounted at 10%)	13
SEC PV-10 Value	**$526**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®